Exhibit 10.1
FIRST AMENDMENT
TO FRIEDMAN INDUSTRIES, INCORPORATED
2000 NON-EMPLOYEE DIRECTOR STOCK PLAN
     THIS FIRST AMENDMENT to Friedman Industries, Incorporated 2000 Non-Employee Director Stock Plan (this “First Amendment”).
WITNESSETH:
     WHEREAS, Friedman Industries, Incorporated (the “Company”) maintains the Plan known as “Friedman Industries, Incorporated 2000 Non-Employee Director Stock Plan” (the “Plan”); and
     WHEREAS, in accordance with Section 11 of the Plan, the Board of Directors of the Company may amend the Plan from time to time; and
     WHEREAS, on 11 October 2005, the Board of Directors of the Company approved amending the Plan as set forth in this First Amendment;
     NOW, THEREFORE, in accordance with the Plan and such approval, on 11 October 2005, Section 6 of the Plan has been amended in its entirety to read as follows:
     “Section 6. Grants of Awards.
     On October 15, 2000 and on each October 15 thereafter, for so long as this Plan is in effect and shares are available for the grant of Awards hereunder, there shall be grants automatically hereunder and hereby to each Outside Director who has served as a director of the Company for at least the 12 immediately preceding calendar months, of 400 shares of Common Stock; provided, however, that on October 15, 2005, there shall be a grant automatically hereunder and hereby to each Outside Director who has served as a director of the Company for at least the 12 immediately preceding calendar months, of 320 shares of Common Stock.”
     IN WITNESS WHEREOF, the undersigned officer of the Company hereunto has executed this First Amendment on this 11th day of October, 2005.

FRIEDMAN INDUSTRIES, INCORPORATED
By:	/s/ BEN HARPER
	Name:	Ben Harper
	Title:	Senior Vice President - Finance